SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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                Date of Report (Date of earliest event reported)
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                                October 27, 1999
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                               GROVE WORLDWIDE LLC
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                 333-57611                             23-2955766
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         (Commission File Number)         (IRS Employer Identification Number)

                 1565 Buchanan Trail East, Shady Grove, PA 17256
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                    (Address of Principal Executive Offices)

                                 (717) 597-8121
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              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

            On October 27, 1999, Sections 1.1 (definitions of "Consolidated EBITDA" and "Permitted Acquisition"), 4.16 (Use of Proceeds), 7.1 (b) (Consolidated Fixed Charge Coverage Ratio), and Annex A of the Credit Agreement, dated as of April 29, 1998, among Grove Worldwide LLC (the "Company") and Grove Capital, Inc., as borrowers, and a syndicate of banks, as lenders, and Chase Bank of Texas, National Association, as administrative agent, Donaldson, Lufkin & Jenrette, as documentation agent, and BankBoston N.A., as syndication agent (the "Credit Agreement"), were amended. A copy of the amendment to the Credit Agreement is attached hereto as Exhibit 10.24 and incorporated herein by reference.

Item 7. Exhibits.

      (a)   Financial Statements of Businesses Acquired.

                  None.

      (b)   Pro Forma Financial Information.

                  None.

      (c)   Exhibits.

            10.24 First Amendment to Credit Agreement dated as of October 22,
                  1999.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 1999

                                           GROVE WORLDWIDE LLC


                                           By: /s/ Jeffry D. Bust
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                                               Jeffry D. Bust
                                               Chairman and
                                               Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.    Description
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   10.24       First Amendment to Credit Agreement dated as of October 22,
               1999.